UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 8, 2012

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 8, 2012, PlainsCapital Corporation (“PlainsCapital”), Hilltop Holdings Inc. (“Hilltop”), and Meadow Corporation, a wholly owned subsidiary of Hilltop (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, PlainsCapital will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and as a wholly owned subsidiary of Hilltop (the “Merger”). The Merger has been approved by the boards of directors of each of PlainsCapital and Hilltop and is subject to customary closing conditions, including regulatory approvals and approval of the shareholders of Hilltop and PlainsCapital. A copy of a press release announcing the Merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Hilltop’s or PlainsCapital’s actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and none of Hilltop, Merger Sub, PlainsCapital nor their affiliates assumes any duty to update forward looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “plan,” “will,” “would” and other similar expressions are intended to identify these forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Hilltop and PlainsCapital, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Hilltop’s stock price before closing, including as a result of PlainsCapital’s earnings, broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which PlainsCapital operates; (iv) the ability to promptly and effectively integrate the businesses of Hilltop and PlainsCapital; (v) the reaction of the companies’ customers, employees and counterparties to the transaction; and (vi) diversion of management time on merger-related issues. For more information, see the risk factors described in each of Hilltop’s and PlainsCapital’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”).

Additional Information

In connection with the proposed transaction, Hilltop expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Hilltop and PlainsCapital that also constitutes a prospectus of Hilltop, and the final joint proxy statement/prospectus will be mailed to shareholders of PlainsCapital and Hilltop. Hilltop and PlainsCapital also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER

RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Hilltop and PlainsCapital with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Hilltop with the SEC will be available free of charge on Hilltop’s website at www.hilltop-holdings.com or by contacting Hilltop Investor Relations at (214) 855-2177. Copies of the documents filed by PlainsCapital with the SEC will be available free of charge on PlainsCapital’s website at www.plainscapital.com or by contacting PlainsCapital Investor Relations at (214) 252-4155.

Hilltop and PlainsCapital and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Hilltop’s executive officers and directors in Hilltop’s Annual Report on Form 10-K filed with the SEC on March 9, 2012 (as it may be amended from time to time) and its definitive proxy statement filed with the SEC on April 30, 2012. You can find information about PlainsCapital’s executive officers and directors in PlainsCapital’s Annual Report on Form 10-K filed with the SEC on March 16, 2012 (as it may be amended from time to time) and its definitive proxy statement filed with the SEC on April 3, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Hilltop or PlainsCapital using the sources indicated above.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued jointly with Hilltop Holdings Inc., dated May 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: May 9, 2012	By:	/S/ JOHN A. MARTIN
	Name:	John A. Martin
	Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued jointly with Hilltop Holdings Inc., dated May 9, 2012.